SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Co-Registrants ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement ☐ Definitive Revised Materials ☐ Soliciting Material Pursuant to Section 140.14a-12

VAN KAMPEN HIGH INCOME TRUST II
VAN KAMPEN MUNICIPAL TRUST
VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
VAN KAMPEN TRUST FOR INSURED MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
VAN KAMPEN SENIOR INCOME TRUST
VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND
VAN KAMPEN BOND FUND
VAN KAMPEN SENIOR LOAN FUND

(Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐ Fee paid previously with preliminary materials.

VAN KAMPEN INVESTMENTS	FEBRUARY 2010

 Important Notice To Van Kampen
 Closed-End Fund Shareholders

Questions & Answers

Although we recommend that you read the complete Joint Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on at the meeting.

Q. Why is a special meeting of shareholders being held?

A. The special meeting of shareholders is being held to approve new investment advisory agreements and, where applicable, a new investment subadvisory agreement.

Q. Why are shareholders being asked to approve new investment advisory agreements and, where applicable, a new investment subadvisory agreement?

A. The current investment adviser for each Van Kampen closed-end fund (each a “Fund,” collectively, the “Funds”) is Van Kampen Asset Management (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”), which is an indirect wholly owned subsidiary of Morgan Stanley. On October 19, 2009, Morgan Stanley entered into an agreement to sell substantially all of its retail asset management business, including Van Kampen Investments, to Invesco Ltd., a leading independent global investment management company (the “Transaction”). As a result of this Transaction, the asset management business of Van Kampen Investments will be combined with that of Invesco Advisers, Inc. (“Invesco”), a subsidiary of Invesco Ltd., and it is proposed that Invesco become investment adviser to each Fund.

The closing of the Transaction (currently expected to be in mid-2010) will constitute an “assignment” of the advisory agreement(s) for each Fund and, therefore, pursuant to the Investment Company Act of 1940 (the “1940 Act”), will result in the automatic termination of each Fund’s current investment advisory agreement and, where applicable, current investment subadvisory agreement. The 1940 Act requires that holders of common shares of beneficial interest and, where applicable, the holders of preferred shares of beneficial interest of each Fund (collectively, the “Shareholders”) approve the new investment advisory agreements described below and, where applicable, a new investment subadvisory agreement.

Each Fund’s Board of Trustees and management are recommending Shareholders approve a new investment advisory arrangement between each Fund and Invesco, which arrangement includes (i) a new advisory agreement with Invesco, which agreement allows Invesco to enter into subadvisory arrangements and delegate any or all of its rights, duties or obligations to one or more wholly owned affiliates of Invesco as sub-adviser and (ii) that Invesco enter into a master sub-advisory agreement with several of its wholly owned affiliates. Approval of the new advisory agreement shall be deemed to also be approval of the new sub-advisory agreement (the “New Advisory Agreements”). In addition to the New Advisory Agreements, the Board of Trustees and management of Van Kampen Dynamic Credit Opportunities Fund (“VTA”) are recommending Shareholders of VTA approve a new investment subadvisory agreement between Invesco and Avenue Europe International L.P. (“Avenue Europe”), such that Avenue Europe can continue to provide investment subadvisory services to VTA (the “New VTA Subadvisory Agreement”).

As part of the Transaction, it is also expected that Invesco and its affiliates will provide each Fund with administrative and client servicing services that are currently provided by Van Kampen Investments and its affiliates.

Q. How will the Transaction affect the Funds?

A. Your investment in a Fund will not change as a result of the Transaction. You will own the same amount of shares in your Fund and the net asset value of your investment will not change as a result of the Transaction. The Transaction will not result in any change to your Fund’s investment objectives or principal investment strategies. Furthermore, the portfolio management team for each Fund, other than Van Kampen Bond Fund (“VBF”) and Van Kampen High Income Trust II (“VLT”), is expected to remain the same after the Transaction.

Q. How do the New Advisory Agreements compare with the current advisory agreements?

A. The New Advisory Agreements and the current advisory agreements are similar and, with respect to VTA, the New VTA Subadvisory Agreement and the current VTA subadvisory agreement are similar. The advisory fee charged to each Fund will not change. Additionally, except for VBF and VLT, the portfolio management team currently managing each Fund is expected to continue to manage the Fund after the Transaction.

Q. Will my Fund’s fee for investment advisory services or other expenses increase as a result of the Transaction?

A. No. Invesco will provide a two-year contractual guaranty that will limit the total expense ratio of each Fund to such Fund’s total expense ratio prior to the Transaction.

Q. Will my vote make a difference?

A. Yes, your vote is important and will make a difference no matter how many shares you own. We encourage all Shareholders to participate in the governance of their Funds.

Q. How does the Board of Trustees recommend that I vote?

A. The Board of Trustees recommends that you vote “FOR” approval of the New Advisory Agreements for your Fund and, with respect to VTA, “FOR” approval of the New VTA Subadvisory Agreement.

Q. How do I vote my proxy?

A. You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q. Why does the Joint Proxy Statement list several closed-end funds?

A. The Funds have a similar proposal and it is cost effective to have a Joint Proxy Statement and one meeting.

Q. Where do I call for more information?

A. Please call Van Kampen’s Client Relations Department at 1-800-231-2808 or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting “Contact Us.”

 About the Proxy Card

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, should sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	PROXY
VAN KAMPEN XXXXX FUND
JOINT SPECIAL MEETING OF SHAREHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXX

		FOR	AGAINST
1.	To approve a new investment advisory agreement (including a master sub-advisory agreement).	☐	☐	2.	To transact such other business as may properly come before the Meeting.

		FOR	AGAINST

2.	To approve a new investment subadvisory agreement.	☐	☐

Please be sure to sign and date this Proxy, Date

Shareholder sign here Co-owner sign here

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

SAMPLE

VAN KAMPEN CLOSED-END FUNDS

522 Fifth Avenue
New York, New York 10036
(800) 341-2929
NOTICE OF JOINT SPECIAL MEETING OF
SHAREHOLDERS
To Be Held [          ], 2010
Notice is hereby given to the holders of common shares of beneficial interest (“Common Shares”) and, where applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each of the Van Kampen Closed-End Funds listed on Annex A to the attached Joint Proxy Statement (the “Funds”) that a Joint Special Meeting of Shareholders of the Funds (the “Meeting”) will be held at the offices of Van Kampen Investments Inc., [          ], on [     ], [          ], 2010 at 10:00 a.m., for the following purposes:

1.	For each Fund, to approve a new investment advisory agreement (including a master sub-advisory agreement).
2.	For Van Kampen Dynamic Credit Opportunities Fund (“VTA”), to approve a new investment subadvisory agreement with Avenue Europe International Management, L.P.
3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Holders of record of the Common Shares and, where applicable, Preferred Shares of each Fund at the close of business on [          ], 2010 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

By order of the Board of Trustees

Stefanie V. Chang Yu,
Vice President
February   , 2010

Shareholders of the Funds are invited to attend the Meeting in person. You may contact Computershare Fund Services, the Funds’ proxy solicitor, at [          ] to obtain directions to the site of the Meeting. If you do not expect to attend the Meeting, please indicate your voting instructions on the enclosed proxy card with respect to each Fund in which you were a shareholder as of the record date, date and sign such proxy card(s), and return it (them) in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or record your voting instructions by telephone or via the internet.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy cards(s) or record your voting instructions by telephone or via the internet promptly.

The Board of Trustees of each Fund recommends that you cast your vote:

•	“FOR” the approval of a new investment advisory agreement (including a master sub-advisory agreement) and, with respect to VTA, “FOR” the approval of a new investment sub-advisory agreement.

Your vote is important.
Please return your proxy card(s)
or record your voting instructions by
telephone or via the internet promptly
no matter how many shares you own.

JOINT PROXY STATEMENT

VAN KAMPEN CLOSED-END FUNDS

522 Fifth Avenue
New York, New York 10036
(800) 341-2929

JOINT SPECIAL MEETING OF SHAREHOLDERS

[          ], 2010

INTRODUCTION

This Joint Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (the “Trustees” or the “Board”) of each of the Van Kampen Closed-End Funds listed on Annex A to this Joint Proxy Statement (the “Funds”) of proxies to be voted at a Joint Special Meeting of Shareholders of the Funds, and all adjournments thereof (the “Meeting”), to be held at the offices of Van Kampen Investments Inc., [          ], on [     ], [          ], 2010, at 10:00 a.m. The approximate mailing date of this Joint Proxy Statement and accompanying form of proxy is [          ], 2010.

Participating in the Meeting are holders of common shares of beneficial interest (the “Common Shares”) and, where applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each Fund. The Common Shares and the Preferred Shares of the Funds sometimes are referred to herein collectively as the “Shares” and holders of such Shares are referred to herein collectively as “Shareholders.” The Meeting is scheduled as a joint meeting of the Shareholders of the Funds because the Shareholders of the Funds are generally expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of the Shareholders of each of the Funds. In the event that a Shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

Annex A lists the abbreviated name and stock symbol by which the Funds sometimes are referred to in this Joint Proxy Statement. Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names.

The following table summarizes the proposals to be presented at the Meeting for the Funds and the Funds affected by each proposal.

Proposal	Affected Funds

1. New investment advisory agreement (including a master sub-advisory agreement) (see Proposal 1 herein)	All Funds
2. New investment subadvisory agreement with Avenue Europe International Management L.P. (see Proposal 2 herein)	VTA only

Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report, if any) to any shareholder upon request. Any such request should be directed to the respective Fund by calling 1-800-341-2929 or by writing to the respective Fund at 1 Parkview Plaza — Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

Voting

The Board has fixed the close of business on [          ], 2010 as the record date (the “Record Date”) for the determination of Shareholders of each Fund entitled to vote at the Meeting. The number of issued and outstanding Common Shares and Preferred Shares of each Fund as of the Record Date is shown in Annex B to this Joint Proxy Statement.

Shareholders of a Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the Shareholders of the Fund, with no Share having cumulative voting rights.

Each Fund’s new investment advisory agreement (including a master sub-advisory agreement) as described in Proposal 1 below and, with respect to VTA, the new investment subadvisory agreement as described in Proposal 2 below, must be approved by a vote of a majority of the outstanding voting securities of the respective Fund. The “vote of the majority of the outstanding voting securities” is defined in the Investment Company Act of 1940 (the “1940 Act”) as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. The holders of Common Shares and Preferred Shares of each Fund will have equal voting rights (i.e., one vote per share) and will vote as a single class with respect to each proposal described herein.

The Board of Trustees of each Fund recommends that you cast your vote “FOR” approval of a new investment advisory agreement (including a master sub-advisory agreement) for your Fund and, with respect to VTA, “FOR” approval of a new investment subadvisory agreement with Avenue Europe International Management L.P.

An unfavorable vote on a proposal by the Shareholders of one Fund will not affect the implementation of such proposal by another Fund if the proposal is approved by the Shareholders of the other Fund. In the event the favorable vote is not obtained for a Fund or Funds, the Board will consider other alternatives for such Fund(s), which may include interim contracts or other actions as described herein.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” each proposal as to which they are entitled to be voted.

Abstentions do not constitute votes “For” and will have the same effect as votes “Against” a Proposal. Broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners responds but does not vote on a proposal because the nominee lacks beneficial owner direction or does not exercise discretionary authority) do not constitute votes “For” or “Against” a Proposal and are disregarded in determining the votes cast when the voting requirement for a Proposal is based on achieving a percentage of the voting securities present in person or by proxy and entitled to vote at the Meeting. Broker non-votes do not constitute votes “For” and will have the same effect as votes “Against” when the voting requirement is based on achieving a percentage of the outstanding voting securities. Because there are no proposals to be presented at the meeting on which broker-dealers may exercise discretion in voting their clients’ shares, the Funds do not anticipate receiving any broker non-votes.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposal. Except as described below regarding preferred shares, under current interpretations of the New York Stock Exchange (the “NYSE”), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s Shares on a non-routine proposal, such as Proposal 1 and Proposal 2 herein. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions. A signed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares are to be voted on a Proposal will be deemed to be an instruction to vote such Shares in favor of such Proposal. If any other business is brought before the Meeting, your Shares will be voted at your proxy holder’s discretion.

Preferred shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on a Proposal in the same proportion as the votes cast by all preferred Shareholders of such Fund who have voted on that item. Rule 452 permits proportionate voting of preferred shares with respect to a particular Proposal if, among other things, (i) holders of common shares approve the proposal, (ii) a minimum of 30% of the preferred shares outstanding has been voted by the holders of such preferred shares with respect to such Proposal and (iii) less than 10% of the preferred shares outstanding has been voted by the holders of such preferred shares against such item.

A majority of the outstanding Shares of a Fund entitled to vote must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting. Abstentions and broker non-votes, if any, will be deemed present for quorum purposes.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

The Funds know of no business other than that mentioned in Proposal 1 and Proposal 2 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds or proposals are not received, proxies (including abstentions and broker non-votes, if any) would be voted in favor of one or more adjournments of the Meeting of the concerned Fund with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

BACKGROUND AND THE TRANSACTION

On October 19, 2009, Morgan Stanley entered into an agreement (the “Transaction Agreement”) to sell substantially all of its retail asset management business, including Van Kampen Investments, Inc. (“Van Kampen Investments”), to Invesco Ltd., a leading independent global investment management company (the “Transaction”). Under the terms of the Transaction Agreement, Invesco Ltd. will receive a diversified business with approximately $119 billion in assets under management across equity, fixed income, alternatives and unit investment trusts and Morgan Stanley will receive cash and a minority interest in Invesco Ltd. valued at $1.5 billion in the aggregate. As a result of the Transaction, the asset management business of Van Kampen Investments will be combined with that of Invesco Advisers Inc. (“Invesco”), a subsidiary of Invesco Ltd., and, as described in Proposal 1 and Proposal 2 below, it is proposed that Invesco become investment adviser to each Fund.

The closing of the Transaction (currently expected to be in mid-2010) will constitute an “assignment” of the advisory agreement(s) for each Fund and, therefore, pursuant to the 1940 Act, will result in the automatic termination of each Fund’s current investment advisory agreement and, where applicable, current investment subadvisory agreement.

The 1940 Act requires that Shareholders of each Fund approve the new investment advisory agreements described below and, where applicable, new subadvisory agreement. As discussed in more detail under Proposal 1 below, each Fund’s Board of Trustees and management are recommending Shareholders approve a new investment advisory arrangement between each Fund and Invesco, which arrangement includes (i) a new advisory agreement with Invesco, which agreement allows Invesco to enter into subadvisory agreements and delegate any and all of its rights, duties or obligations to one or more wholly owned affiliates of Invesco as sub-advisers (“Invesco Sub-Advisers”), listed in Annex C, and (ii) a master sub-advisory agreement (the “Master Sub-Advisory Agreement”) between Invesco and the Invesco Sub-Advisers. Approval of Proposal 1 shall be deemed to be approval of both the new advisory agreement with Invesco and the Master Sub-Advisory Agreement (collectively, the “New Advisory Agreements”).

As discussed in more detail under Proposal 2 below, in addition to the New Advisory Agreements, the Board of Trustees and management of VTA are recommending Shareholders of VTA approve a new investment subadvisory contract between Invesco and Avenue Europe International L.P. (the “VTA Subadviser”), such that the VTA Subadviser can continue to provide investment subadvisory services to VTA (the “New VTA Subadvisory Agreement”).

The Transaction, which has been approved by the boards of directors of Invesco and Morgan Stanley, is subject to customary regulatory, client and fund shareholder approvals. Prior to the closing of the Transaction, the shareholders of Van Kampen funds included in the Transaction (including the Funds and other funds advised by the Adviser) and certain Morgan Stanley funds must approve certain proposals required for such Funds’ participation in the Transaction. One condition to the closing of the Transaction is that clients and/or fund shareholders representing a certain percentage of the total assets transferred to Invesco approve the proposals related to such investors’ participation in the Transaction. Closing of the Transaction and Shareholder approval by a Fund’s Shareholders are conditions precedent before effectiveness of the New Advisory Agreements and New VTA Subadvisory Agreement as described herein.

Van Kampen Investments

The current investment adviser for each Fund is Van Kampen Asset Management (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $99 billion under management or supervision as of December 31, 2009. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The principal business address of the Adviser and Van Kampen Investments is 522 Fifth Avenue, New York, New York 10036.

Avenue Europe

VTA’s current investment subadviser is Avenue Europe International Management, L.P. (the “VTA Subadviser”), a part of Avenue Capital Group, which is comprised of three registered investment advisers, including the VTA Subadviser. The Adviser allocates a portion of VTA’s assets to be invested by the VTA Subadviser based upon market conditions and the attractiveness of available investment opportunities in European investments. The VTA Subadviser, located at 535 Madison Avenue, New York, New York 10022, has experience managing investment portfolios and private investment funds not registered under the 1940 Act. Morgan Stanley owns an indirect, non-controlling interest in the VTA Subadviser.

Other Service Providers

Each Fund, except Van Kampen Senior Income Trust (“VVR”) and Van Kampen Senior Loan Fund (“Senior Loan Fund”), has entered into an accounting services agreement with the Adviser. Each Fund, except VBF, has entered into a legal services agreement with Van Kampen Investments. Each Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of each Fund and other Van Kampen funds. The principal business address of Mr. Sullivan is 1 Parkview Plaza — Suite 100, Oakbrook Terrace, IL 60181. The principal business address of Morgan Stanley is 1585 Broadway, New York, New York 10036. Each Fund, except VVR, Senior Loan Fund and Van Kampen Select Sector Municipal Trust, has also entered into a support services agreement with Van Kampen Funds Inc. The principal business address of Van Kampen Funds Inc. is 522 Fifth Avenue, New York, New York 10036. VVR and Senior Loan Fund have also entered into an administration agreement with Van Kampen Investments. The Senior Loan Fund has entered into a Distribution and Service Agreement with Van Kampen Funds Inc. and a Transfer Agency and Services Agreement with Van Kampen Investor Services Inc. The principal business address of Van Kampen Investor Services Inc. is 2800 Post Oak Boulevard, Houston, TX 77056.

Upon close of the Transaction, it is expected that Invesco and its affiliates will provide similar services to each Fund as those that are currently provided by Van Kampen Investments and its affiliates.

Invesco and its Affiliates

Invesco Ltd. is a leading independent global investment management company, dedicated to helping people worldwide build their financial security. By delivering the combined power of distinctive worldwide investment management capabilities, Invesco Ltd. provides a comprehensive array of enduring solutions for retail, institutional and high-net-worth clients around the world. Operating in 20 countries, Invesco had $[     ] billion in assets under management as of [          ], 2009. Invesco is located at Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, GA 30309.

Invesco is a wholly owned subsidiary of Invesco Ltd. and serves as the investment adviser for the AIM Family of Funds (“Aim Funds”). Invesco manages the investment operations and performs, or arranges for the performance of, the Aim Funds’ day-to-day management. Invesco is located at Two Peachtree Pointe, 1555 Peachtree Street N.E. Atlanta, GA 30309. Invesco has acted as an investment adviser since its organization in 1976. Today, Invesco, together with its subsidiaries, advises or manages over 225 investment portfolios, encompassing a broad range of investment objectives.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act is a safe harbor that provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the investment company as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three-year period immediately following consummation of the change of control transaction, at least 75% of the investment company’s board of directors or trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. If either condition is not met, the safe harbor is not available.

Consistent with the first condition of Section 15(f), Morgan Stanley and Invesco have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” on the Funds. With respect to the second condition of Section 15(f), each Board of the VK Funds currently satisfies the 75% requirement; and Invesco has agreed with Morgan Stanley to use their reasonable best efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the close of the Transaction.

Board Considerations

At several in-person and telephonic meetings held in August, September, October, November and December 2009, the Board discussed and ultimately approved the New Advisory Agreements and, with respect to VTA, the New VTA Subadvisory Agreement.

At these meetings, the Board considered information provided by Morgan Stanley, Van Kampen Investments and Invesco regarding, among other things: Invesco’s organization and personnel; business strategy; ownership structure; financial strength; affiliations (including other asset management affiliations); asset management practices and capabilities; legal and regulatory matters; and compliance matters. Emphasis during these meetings focused on Invesco being a global investment management leader with momentum in the U.S. retail market, and that the combination of Invesco and Morgan Stanley’s retail asset management business, including Van Kampen Investments, can bring additional value to the Funds’ Shareholders. The parties discussed Invesco’s independence as a publicly traded entity, its strategic focus solely on the investment management business (including Invesco’s investment reputation, broad product line, service quality, industry relationships and objective of putting investors’ interests first) and its significant depth in resources, diversification, performance and experience. The parties discussed how the current Invesco and Van Kampen Investments businesses compare and complement each other and the synergies of the combined organization which management believes will benefit the Funds’ Shareholders. The parties discussed aligning the Funds and other funds currently advised by the Adviser together with other funds and products currently advised by Invesco and its affiliates towards using a single, common operating platform (which includes, among other things, common investment operating platforms, common global performance measurement and risk analysis, and common compliance policies and procedures). Thus, in addition to the new advisory agreements discussed in Proposal 1 and Proposal 2 below, it is also expected that Invesco and its affiliates will provide each Fund with administrative and client servicing services that are currently provided by Van Kampen Investment and its affiliates. The parties discussed these other services, and efforts to capitalize on synergy opportunities from combined scale for the benefit of Shareholders, leveraging operating best practices across the organization and the commitment to quality services.

The parties discussed the challenges of getting the funds on a common operating platform, with particular emphasis on ensuring portfolio management operations properly migrate to Invesco as part of the Transaction, to ensure uninterrupted services for shareholders and the opportunity for the Funds to recognize savings from economies of scale when such savings occur. The parties discussed at length the transition to a new portfolio management team employed by Invesco for VBF, where the existing portfolio managers employed by Morgan Stanley and its affiliates were not part of the Transaction and thus were not migrating to Invesco, emphasizing the Invesco team’s background, experience, performance record on similar products, their buy/sell strategy and their ability to manage such funds consistent with VBF’s current investment objective and policies. The parties discussed the expected changes in the portfolio management team for VLT where only one of the two current portfolio managers are migrating to Invesco.

The Board discussed with Morgan Stanley, Van Kampen Investments and Invesco the Transaction and its foreseeable short- and long-term effects on the Funds and Shareholders. The members of the Board who are not “interested persons” of the Funds, as that term is defined in the 1940 Act, conferred separately with their counsel and a consultant (each engaged specifically in connection with their review of the

Transaction) about the Transaction on several occasions during the meetings conducted from August through December, 2009.

In connection with the Board’s review of the Transaction, Morgan Stanley, Van Kampen Investments and Invesco advised the Board about a variety of matters, including, but not limited to:

(1) the reputation, financial strength and resources of Invesco Ltd., one of the world’s leading independent global investment management firms;

(2) there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and Shareholders as a result of the Transaction;

(3) the unchanged investment objectives, principal investment strategies and risks of each Fund after the Transaction and expectations that the same portfolio managers currently managing each Fund, except for VBF and VLT, will continue managing such Fund after the Transaction;

(4) the transition from current service providers to post-Transaction service providers will not have any foreseeable short-term or long-term adverse effect on Shareholders;

(5) Invesco will provide a two-year contractual guaranty that will limit the total expense ratio of each Fund to such Fund’s total expense ratio prior to the Transaction;

(6) Morgan Stanley and Invesco will pay all expenses of the Funds in connection with the Transaction;

(7) the members of the current Board will continue to oversee the Funds after the Transaction (it is anticipated that, upon the later of closing the Transaction or Shareholder approval of a Fund’s new advisory agreement(s), such Fund’s Board would expand to add one additional trustee representing Invesco senior management who would be appointed by the current Trustees) (Note that the Board of each Fund and the Boards of many of the other funds advised by the Adviser currently have the same members in common across all such Boards, and that these Boards currently have common director/trustee compensation and benefit arrangements, including deferred compensation plans and retirement plans, across all of the those Boards and their respective underlying funds. Whereas the members of the current Board will continue to oversee the Funds after the Transaction, it is expected that the Board composition of most of the other funds currently advised by the Adviser that are also part of the Transaction will be changed post-Transaction. In connection with these changes, among other things, it is anticipated that the Funds and other funds currently advised by the Adviser will terminate their deferred compensation plans and retirement plans and that the Funds will pay out the amounts deferred and/or accrued on the Funds’ books through the date of such termination and additional amounts not accrued to date in the amount of the net present value of the benefits the Board members would have received had they served until their normal retirement date on all such funds plus an amount equal to taxes on such payment. Such additional amounts payable to any Board members are part of the overall expenses of the Transaction and will not be paid by the Funds’ shareholders.);

(8) Invesco Ltd.’s current operations and business strategy are consistent with, and complementary to, the successful operation of its subsidiary, Invesco;

(9) Invesco Ltd. and Invesco have no affiliations that would adversely affect the Funds or Shareholders;

(10) Shareholders will face no adverse tax consequences as a result of the Transaction; and

(11) Invesco and Morgan Stanley have agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct their respective businesses in compliance with Section 15(f) of the 1940 Act.

In its deliberations, the Board considered all information it received, as described above, as well as advice and analysis from its counsel and consultant. The Board considered the Transaction as a whole and the impact of the Transaction on each Fund and their respective Shareholders. The Board’s further considerations relating specifically to its approval of the New Advisory Agreements and the New VTA Subadvisory Agreement are discussed below in the sections entitled “Proposal 1: Approval of Investment Advisory Agreement (Including a Master Sub-Advisory Agreement)” and “Proposal 2: Approval of VTA Investment Subadvisory Agreement” respectively.

Interim Advisory Agreements

In the event the closing of the Transaction precedes obtaining Shareholder approval of the New Advisory Agreements for a Fund, and, with respect to VTA, the New VTA Subadvisory Agreement, it is anticipated the Fund would follow Rule 15a-4 under the 1940 Act which permits the Fund’s Board (including a majority of the Independent Trustees) to approve and enter into an interim advisory agreement (“Interim Advisory Agreement”) pursuant to which an interim adviser may serve as investment adviser to a Fund for up to 150 days following the termination of the current advisory agreement.

In approving an Interim Advisory Agreement, the Board, including a majority of the Independent Trustees, would need to determine that (A) the scope and quality of services to be provided to each Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the current advisory agreement; (B) the compensation to be received by the interim adviser under the Interim Advisory Agreement is no greater than the compensation the Adviser/VTA Subadviser would have received under the current advisory agreement; and (C) the Interim Advisory Agreement has the same terms and conditions as the current advisory agreement except differences in the terms and conditions the Board, including a majority of trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act, finds to be immaterial; provided, however, such Interim Advisory Agreement must change the effective date, termination date and compensation arrangements such that:

(i) the Interim Advisory Agreement terminates upon the earlier of the 150th day following the closing of the Transaction or the effectiveness of the New Advisory Agreements and, with respect to VTA, the New VTA Subadvisory Agreement;

(ii) the Board or a majority of a Fund’s outstanding voting securities may terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the interim adviser;

(iii) the compensation earned by the interim adviser under the Interim Advisory Agreement will be held in an interest-bearing escrow account with a Fund’s custodian or a bank;

(iv) if a majority of a Fund’s outstanding voting securities approve such Fund’s New Advisory Agreements and, with respect to VTA, the VTA Subadvisory Agreement, by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the interim adviser; and

(v) if a majority of a Fund’s outstanding voting securities do not approve such Fund’s New Advisory Agreements and, with respect to VTA, the VTA Subadvisory Agreement, the interim adviser will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

The Board has not yet approved Interim Advisory Agreements for the Funds and there can be no guarantee it would do so. In the event that the New Advisory Agreements and, with respect to VTA, the VTA Subadvisory Agreement, are not approved, the Board will take such action as it believes to be in the best interest of the respective Fund and its Shareholders.

PROPOSAL 1: APPROVAL OF INVESTMENT ADVISORY AGREEMENT (INCLUDING A MASTER SUB-ADVISORY AGREEMENT)

In this Proposal 1, each Fund’s Board of Trustees and management are recommending Shareholders approve a new investment advisory arrangement between each Fund and Invesco, which arrangement includes (i) a new advisory agreement with Invesco, which agreement allows Invesco to enter into subadvisory agreements and delegate any and all of its rights, duties or obligations to one or more wholly owned affiliates of Invesco as sub-advisers (“Invesco Sub-Advisers”), listed in Annex C, and (ii) a master sub-advisory agreement (the “Master Sub-Advisory Agreement”) between Invesco and the Invesco Sub-Advisers. Approval of Proposal 1 shall be deemed to be approval of both the new advisory agreement with Invesco and the Master Sub-Advisory Agreement (collectively, the “New Advisory Agreements”). A majority of the Trustees of each Fund who are not parties to the New Advisory Agreements or interested persons of any such party (the “Independent Trustees”) have approved the forms of the New Advisory Agreements between each Fund and Invesco and have approved submitting such New Advisory Agreements to Shareholders for approval. To become effective, the holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of each Fund must approve its respective New Advisory Agreements.

The remainder of this section includes more detail on the current advisory agreements, the New Advisory Agreements, additional information on Board considerations specific to the New Advisory Agreements, and concludes with the Board’s recommendation.

Current Advisory Agreements

The Adviser serves as investment adviser to the Funds pursuant to the current advisory agreements. Annex D lists the date of current agreement and the date of the most recent shareholder approval of each current advisory agreement. The date on which the Board most recently approved the continuation of each current advisory agreement was May 20, 2009.

Annex D also describes the rate of compensation and the aggregate amount of fees paid by each Fund to the Adviser during such Fund’s last fiscal year.

Terms of the Current Advisory Agreements

Duties of Adviser. Under the current advisory agreements, the Adviser manages the investment and reinvestment of assets for each Fund in accordance with such Fund’s investment objectives, policies and investment restrictions, subject to the review and supervision of the Board.

Non-Exclusive Agreement. Under the current advisory agreements, the Adviser to each Fund is free to render similar services to other entities so long as its services under the current advisory agreements are not impaired as a result.

Fees. The Adviser for each Fund is paid fees for each Fund as described in Annex D.

Expenses. Under the current advisory agreements, each Fund will assume and pay the expenses for services rendered by the custodian for the safekeeping of such Fund’s assets. Each Fund also pays for the expenses of independent accountants, legal counsel, transfer and disbursing agents, listing on the New York Stock Exchange or other exchange, and other expenses.

Liability. Under the current advisory agreements, the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with matters in which the current advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser or from reckless disregard of duties under the current advisory agreement.

Termination. The current advisory agreements terminate automatically in the event of assignment or at any time by a Fund or the Adviser upon sixty days written notice.

New Advisory Agreements

It is proposed that each Fund will enter into the New Advisory Agreements, to become effective upon the later of (i) the date Shareholders approve their Fund’s New Advisory Agreements or (ii) the consummation of the Transaction. Under Section 15(a) of the 1940 Act, the New Advisory Agreements require the approval of (i) the Board, including a majority of the Independent Trustees, and (ii) the Shareholders of such Fund.

Based on the considerations described above in “Background and the Transaction” and those described below under “Board Considerations,” the Board, including the Independent Trustees, unanimously approved the New Advisory Agreements for each Fund.

Except as described below, there are no material differences between the terms of the New Advisory Agreements and the terms of the current advisory agreements. Forms of the New Advisory Agreements are attached hereto as Annex E and the description of the New Advisory Agreements is qualified in its entirety by the reference to Annex E hereto. The New Advisory Agreements differ from the current advisory agreements as follows:

Delegation to subadvisers

Each new investment advisory agreement with Invesco provides that Invesco may delegate any and all of its rights, duties or obligations to one or more wholly owned affiliates of Invesco as sub-advisers (“Invesco Sub-Advisers”), listed in Annex C, pursuant to a master sub-advisory agreement (the “Master Sub-Advisory Agreement”). As previously described, approval by a Fund’s shareholders of a New Advisory Agreements is deemed to constitute (i) approval of the Fund’s entry into a new advisory agreement with Invesco and (ii) approval of Invesco’s entry into the Master Sub-Advisory Agreement and the delegation to Invesco Sub Advisers, as Invesco deems necessary, with respect to such Fund. A form of the Master Sub-Advisory Agreement is attached hereto at the end of the form of the new advisory agreement in Annex E.

The Invesco Sub-Advisers, which have offices and personnel that are located in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations (i) on the markets and economies of various countries and securities of companies located in such countries and/or (ii) on various types of investments and investment techniques, and providing investment advisory services.

The Master Subadvisory Agreement will benefit the Funds and their Shareholders by permitting Invesco to utilize the additional resources and talent of the Invesco Sub-Advisers in managing the Funds. The Master Subadvisory Agreement will allow Invesco and the Funds to receive investment advice and research services from the Invesco Sub-Advisers and would also permit Invesco to grant one or more of the Invesco Sub-Advisers investment management authority for all or a portion of a particular Fund’s assets if Invesco believes doing so would benefit the Fund and its shareholders. The sub-advisory fees payable under the Master Subadvisory Agreements will have no direct effect on the Funds or their Shareholders, as they are paid by Invesco to the Invesco Sub-Advisers.

The Master Subadvisory Agreement will provide Invesco with increased flexibility in assigning portfolio managers to the Funds and will give the Funds access to portfolio managers and investment personnel located in other offices, including those outside the United States, who may have more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques. Additionally, the Funds and their Shareholders may benefit from giving the Invesco Sub-Advisers the ability to execute portfolio transactions for the Funds from offices located outside the United States. This ability should enable the Funds to participate more fully in trading sessions of foreign exchanges and to react more quickly to changing market conditions around the world.

Terms of the Master Sub-Advisory Agreement

Duties of the Invesco Sub-Advisers.  The Master Sub-Advisory Agreement provides that Invesco may, in its discretion, appoint one or more of the Invesco Sub-Advisers to provide: (i) investment advice to one or more of the Funds for all or a portion of its investments; (ii) placement orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds; or (iii) discretionary investment management of all or a portion of the investments of one or more of the Funds.

Compensation.  The Master Sub-Advisory Agreement for each Fund provides that, to the extent an Invesco Sub-Adviser manages a portion of a Fund’s investments, the fee that Invesco will pay such Invesco Sub-Adviser, computed daily and paid monthly, will equal (i) 40% of the monthly compensation that Invesco receives from the applicable Fund pursuant to its advisory agreement with such Fund, multiplied by (ii) a fraction equal to the net assets of such Fund as to which the Invesco Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month, in each case reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco, if any. The Master Sub-Advisory Agreement further provides that an Invesco Sub-Adviser will only be compensated for providing discretionary investment management services and not for merely providing investment advice or trading services.

Liability.  The Master Sub-Advisory Agreement for each Fund provides that the Invesco Sub-Advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Master Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of an Invesco Sub-Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Term and Termination.  Assuming approval by each Fund’s shareholders, the Master Sub-Advisory Agreement for each Fund shall continue for an initial term of two years from the effective date of the Master Sub-Advisory Agreement, and shall continue thereafter if approved annually (i) by the Board or the holders of a majority of the outstanding voting securities of each Fund and (ii) by a majority of the Trustees who are not “interested persons” of any party to the Master Sub-Advisory Agreement. The Master Sub-Advisory Agreement may be terminated with respect to an Invesco Sub-Adviser by the Board, a majority of the outstanding voting securities of a Fund, or any party on sixty days’ written notice Should the Master Sub-Advisory Agreement be terminated for an Invesco Sub-Adviser, Invesco will assume the duties and responsibilities of the Invesco Sub-Adviser unless and until Invesco appoints another Invesco Sub-Adviser to perform such duties and responsibilities. In addition, the Master Sub-Advisory Agreement will terminate automatically if assigned, as defined in the 1940 Act.

Securities Lending

The New Advisory Agreements stipulate that Invesco will provide certain services to the Funds in connection with any securities lending practices such Funds may adopt. The Funds do not currently have any intention to engage in securities lending.

Term

The New Advisory Agreements will terminate two years after their initial approval and will be subject to Board approval every year thereafter.

Board Considerations

In connection with the Board’s consideration of the New Advisory Agreements, the Trustees considered the factors discussed above in “Background and the Transaction” as well as the following:

Nature, Extent and Quality of the Services to be Provided. The Board considered the roles and responsibilities of the investment adviser (and its affiliates) as a whole and those specific to portfolio management, support and trading functions anticipated to be servicing each Fund. The Board noted that the current portfolio management team for each Fund, except VBF and VLT, is expected to remain the same under each New Advisory Agreements. The Trustees discussed with Invesco the resources available in managing each Fund. The Trustees also discussed certain other services that are to be provided by Invesco or its affiliates to the Funds including subadvisory services, certain global performance measurement and risk analysis, compliance, accounting, and administrative services. The Board has determined that the nature, extent and quality of the services to be provided by Invesco (and its affiliates) support its decision to approve the New Advisory Agreements.

Projected Fees and Expenses of the Fund. The Board considered that the advisory fee rate for each Fund would remain the same under the New Advisory Agreements as they are under the current advisory agreements. The Board had previously determined that such fees were acceptable under the current advisory agreement. The Board has determined that the projected fees and expenses of the Funds support its decision to approve the New Advisory Agreements.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the Trustees expect to review Invesco’s expenses in providing services to the Funds and other funds advised by Invesco and the profitability of Invesco. In connection with the Funds, the Trustees discussed with Invesco its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, and other costs. The Board has determined that the analysis of Invesco’s projected expenses and profitability support its decision to approve the New Advisory Agreements.

Economies of Scale. The Board noted that economies of scale were already reflected in the advisory fees. In future determinations of whether to approve the continuation of advisory agreements, the Board will consider whether economies of scale exist and should to be passed along to Shareholders.

Other Benefits of the Relationship. The Board considered other benefits to Invesco and its affiliates derived from its relationship with the Funds and other funds advised by Invesco. These benefits include, among other things, fees for administrative services (which is reimbursement of Invesco’s cost or such reasonable compensation as may be approved by the Board), transfer agency services provided to the Senior Loan Fund and other funds in the fund family, in certain cases research to be received by Invesco or its affiliates generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to sales of the Senior Loan Fund and other funds in the fund family. The Trustees reviewed with Invesco each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by Invesco or its affiliates support its decision to approve the New Advisory Agreements.

The Board of each Fund unanimously recommends a vote “FOR” the approval of the New Advisory Agreements for your Fund.

PROPOSAL 2: APPROVAL OF VTA INVESTMENT SUBADVISORY AGREEMENT

In this proposal 2, VTA’s Board of Trustees and management are recommending that VTA Shareholders approve a new investment subadvisory agreement between Invesco and Avenue Europe (“New VTA Subadvisory Agreement”).

A majority of the Independent Trustees have approved the form of the New VTA Subadvisory Agreement and have approved submitting such New VTA Subadvisory Agreement to VTA Shareholders for approval. To become effective, the holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of VTA must approve the New VTA Subadvisory Agreement.

The remainder of this section includes more detail on the current VTA subadvisory agreement, the New VTA Subadvisory Agreement, additional information on Board considerations specific to the New VTA Subadvisory Agreement, and concludes with the Board’s recommendation.

Current VTA Subadvisory Agreement

Avenue Europe serves as investment subadviser for VTA pursuant to the current VTA subadvisory agreement. The current VTA subadvisory agreement dated June 26, 2007 was last approved by VTA Shareholders on June 26, 2007 and was last approved for continuation by the Board on May 20, 2009. Under the VTA subadvisory agreement, the Adviser pays the Subadviser a fee equal to 40% of the compensation received by the Adviser from VTA, less $200,000 per annum. The aggregate amount of fees paid by the Adviser to the Subadviser during the most recently completed fiscal year is $5,490,595.

Terms of the Current Subadvisory Agreement

Duties of the Subadviser. Under the current VTA subadvisory agreement, the Subadviser manages the investment and reinvestment of a portion of the assets of VTA, subject to the control and direction of the Adviser.

Compensation. Under the current VTA subadvisory agreement, the Adviser pays the Subadviser a fee equal to 40% of the compensation received by the Adviser from VTA, less $200,000 per annum.

Non-Exclusive Agreement. Under the current VTA subadvisory agreement, the Subadviser is free to render similar services to other entities and to engage in other activities.

Liability and Indemnification. Under the current VTA subadvisory agreement, the Subadviser shall not be liable for any act or omission in connection with rendering services under such agreement, except for a loss caused by willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under the agreement. The Subadviser will indemnify the Adviser, VTA, their affiliates, directors and officers against all loss caused by the Subadviser’s disabling conduct or any untrue statement of a material fact contained in VTA’s registration statement, proxy materials, reports, advertisements, sales literature or materials pertaining to VTA.

Termination and Amendment. The current VTA subadvisory agreement terminates automatically in the event of assignment or by any party upon sixty day’s written notice.

New VTA Subadvisory Agreement

It is proposed that the New VTA Subadvisory Agreement between Invesco and Avenue Europe become effective upon the later of (i) the date VTA Shareholders approve the New VTA Subadvisory Agreement, (ii) the date VTA Shareholders approve the New Advisory Agreements for VTA, or (iii) the consummation of the Transaction.

Based on the considerations described above in “Background and the Transaction” and those described below under “Board Considerations,” the Board, including the Independent Trustees, unanimously approved the New VTA Subadvisory Agreement.

The terms of the current VTA subadvisory agreement and the New VTA Subadvisory Agreement are similar, except that: (1) Invesco replaces the Adviser as VTA’s investment adviser and, therefore, the party with whom the Subadviser has a contractual relationship, and (2) the New VTA Subadvisory Agreement will terminate two years after its initial approval and will be subject to Board approval every year thereafter. A form of the New VTA Subadvisory Agreement is attached hereto as Annex F.

Board Considerations

In connection with the Board’s consideration of the New VTA Subadvisory Agreement, the Trustees considered the factors discussed above in “Background and the Transaction” as well as the following:

Nature, Extent and Quality of the Services Provided. The Board considered the roles and responsibilities of each of the adviser and the investment subadviser, including those specific to portfolio management, support and trading functions servicing the Fund. The Board noted the current portfolio management team for VTA is expected to remain the same under the New Advisory Agreements and the New VTA Subadvisory Agreement. The trustees discussed with management the resources available and used in managing the Fund. The Board has determined that the nature, extent and quality of the services provided by the investment subadviser support its decision to approve the New VTA Subadvisory Agreement.

Fees and Expenses of the Fund. The Board considered that the subadvisory fees for the Fund would remain the same as they are under the current VTA subadvisory agreement. The Board had previously determined that the projected fees and expenses of the Fund support its decision to approve the New VTA Subadvisory Agreement.

Expenses in Providing the Service and Profitability. At least annually, the Trustees expect to review the expenses of providing services to the Fund and other funds advised by the investment subadviser and the profitability of the investment subadviser. The Trustees discussed the investment subadviser’s revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses. The Board has determined that the analysis of expenses and profitability support its decision to approve the New VTA Subadvisory Agreement.

Economies of Scale. The Board noted that economies of scale were already reflected in the investment subadvisory fees. In future determinations of whether to approve the continuation of the New VTA Subadvisory Agreement, the Board will consider whether economies of scale exist and should be passed along the VTA Shareholders.

The Board of each Fund unanimously recommends a vote “FOR” the approval of the New VTA Subadvisory Agreement.

OTHER INFORMATION

Senior Personnel of the Adviser, Avenue Europe and Invesco

Annex G attached hereto provides additional information on the principal executive officer and [directors or general partner] of the Adviser, Avenue Europe, Invesco and Invesco Sub-Advisers.

Senior Personnel of the Funds

Annex H attached hereto provides additional information on each officer of the Funds who is an officer, employee, director or shareholder of the Adviser.

Other Fees to the Adviser or its Affiliates

Annex I attached hereto provides additional information on fees paid to the Adviser or its affiliates during the most recent fiscal year for services provided to the funds (other than under the advisory contract or for brokerage commissions). Upon the closing of the Transaction, it is expected that Invesco and its affiliates will provide similar services to each Fund as those that are currently provided by the Adviser and its affiliates.

Shareholder Information

Except as indicated in Annex J, as of December 31, 2009, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of a class of a Fund’s outstanding Shares. Except as indicated on Annex K, as of December 31, 2009, the Trustees and executive officers of the Funds individually and as a group owned less than 1% of the outstanding Shares of each Fund.

Expenses

The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies will be borne by Invesco and Morgan Stanley. In order to obtain the necessary quorum and vote at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Adviser or Van Kampen Investments, by the transfer agents of the Funds and by dealers or their representatives. Invesco and Morgan Stanley may also retain Computershare Fund Services, a professional proxy solicitation firm, to assist in additional proxy solicitation. The estimated cost of additional telephone solicitation by Computershare Fund Services is currently estimated to be in the aggregate approximately $[          ].

Shareholder Proposals

To be considered for presentation at an annual shareholders’ meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2010 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”), had to have been received by the Fund at the Fund’s principal executive offices by January 4, 2010. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executive offices not later than March 31, 2010. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at an annual meeting of such shareholder’s Fund should send such proposal to the respective Fund at the principal executive offices of the Fund at 522 Fifth Avenue, New York, New York 10036, Attn: Van Kampen Asset Management General Counsel’s Office.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on          , 2010.

This Proxy Statement is available on the Internet at:

[                    ]

General

Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, [          ], for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Stefanie V. Chang Yu,
Vice President
[          ], 2010

ANNEX A

Van Kampen Closed-End Funds

The following list sets forth the Van Kampen closed-end investment companies (the “Funds”) participating in the Joint Special Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., [                                                    ] on [    ], [          ], 2010, at 10:00 a.m. The name in the first column below is the legal name for each Fund. The name in the second column is the abbreviated name of each Fund and the designation in the third column is the Common Shares Ticker Symbol of each Fund; the abbreviated name or Common Shares Ticker Symbol are sometimes used to identify a specific Fund in the Joint Proxy Statement. Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the “Common Shares.” Each of the Funds, except VBF, VTA and Senior Loan Fund, have issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below, and such preferred shares of such Funds are referred to herein as the “Preferred Shares.”

		Common Shares	Preferred Shares
Legal Name	Abbreviated Name	Ticker Symbol	Outstanding

Van Kampen Select Sector Municipal Trust	Select Sector Municipal Trust	VKL	Remarketed Preferred Shares, liquidation preference $25,000 per share

Van Kampen Municipal Trust	Municipal Trust	VKQ	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen Ohio Quality Municipal Trust	Ohio Quality Municipal Trust	VOQ	Auction Preferred Shares, liquidation preference $25,000 per share
Van Kampen Trust for Insured Municipals	Trust for Insured Municipals	VIM	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen Trust for Investment Grade Municipals	Trust for Investment Grade Municipals	VGM	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen Trust for Investment Grade New York Municipals	Trust for Investment Grade New York Municipals	VTN	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen Trust for Investment Grade New Jersey Municipals	Trust for Investment Grade New Jersey Municipals	VTJ	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen Municipal Opportunity Trust	Municipal Opportunity Trust	VMO	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen Massachusetts Value Municipal Income Trust	Massachusetts Value Municipal Income Trust	VMV	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen California Value Municipal Income Trust	California Value Municipal Income Trust	VCV	Auction Preferred Shares, liquidation preference $25,000 per share

A-1

		Common Shares	Preferred Shares
Legal Name	Abbreviated Name	Ticker Symbol	Outstanding

Van Kampen Pennsylvania Value Municipal Income Trust	Pennsylvania Value Municipal Income Trust	VPV	Auction Preferred Shares, liquidation preference $25,000 per share
Van Kampen Advantage Municipal Income Trust II	Advantage Municipal Income Trust II	VKI	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen High Income Trust II	High Income Trust II	VLT	Auction Preferred Shares, liquidation preference $25,000 per share
Van Kampen Senior Income Trust	Senior Income Trust	VVR	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen Bond Fund	Bond Fund	VBF	None
Van Kampen Dynamic	Dynamic Credit	VTA	None
Credit Opportunities Fund	Opportunities Fund
Van Kampen Senior	Senior Loan Fund	Not Applicable	None
Loan Fund

A-2

ANNEX B

Van Kampen Closed-End Funds

The following list sets forth the number of issued and outstanding Common Shares and Preferred Shares, where applicable, for each Fund as of [          ], 2010, the Record Date. Holders of Common Shares and Preferred Shares of each Fund on the Record Date have equal voting rights (i.e. one vote per share) and will vote as a single class with respect to each proposal described herein. Only Record Date shares are entitled to vote; thus shares issued subsequent to the Record Date are not entitled to vote at the Meeting and any Record Date shares redeemed subsequent to the Record Date would still be entitled to vote at the Meeting.

Fund Name	Common Shares	Preferred Shares

Select Sector Municipal Trust	15,190,715	4,128
Municipal Trust	38,867,003	10,400
Ohio Quality Municipal Trust	5,795,897	1,600
Trust for Insured Municipals	9,657,016	2,880
Trust for Investment Grade Municipals	53,821,931	17,152
Trust for Investment Grade New York Municipals	15,146,457	4,640
Trust for Investment Grade New Jersey Municipals	6,044,929	2,080
Municipal Opportunity Trust	33,637,968	10,880
Massachusetts Value Municipal Income Trust	2,699,990	790
California Value Municipal Income Trust	22,010,008	6,400
Pennsylvania Value Municipal Income Trust	23,776,128	7,040
Advantage Municipal Income Trust II	44,186,427	13,440
High Income Trust II
Senior Income Trust	180,010,000	14,000
Bond Fund	11,317,176	None
Dynamic Credit Opportunities Fund	74,005,236	None
Senior Loan Fund	[ ]	None

B-1

ANNEX C

Invesco Sub-Advisers

The sub-advisors that are parties to the master subadvisory agreement are as follows:

Invesco Trimark Ltd. is a company incorporated in the province of Ontario and has its principal office at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7. AFM has been an investment adviser since 1981.

INVESCO Asset Management Deutschland, GmbH (“INVESCO Deutschland”) is a German corporation with limited liability and has its principal office at Bleichstrasse 60-62, Frankfurt, Germany 60313. INVESCO Deutschland has been an investment adviser since 1998.

INVESCO Asset Management Ltd. (“IAML”) is a United Kingdom corporation and has its principal office at 30 Finsbury Square, London, EC2A 1AG, United Kingdom. IAML has been an investment adviser since 2001.

Invesco Asset Management (Japan) Limited (“Invesco Japan”) is a Japanese corporation and has its principal office at 25(th) Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan. Invesco Japan has been an investment adviser since 1996.

Invesco Australia Limited (“Invesco Australia”) is an Australian public limited company and has its principal office at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia. Invesco Australia has been an investment adviser since 1983.

Invesco Hong Kong Limited (“Invesco Hong Kong”) is a Hong Kong corporation and has its principal office at 32(nd) Floor, Three Pacific Place, 1 Queen’s Road East, Hong Kong. Invesco Hong Kong has been an investment adviser since 1994.

Invesco Senior Secured Management, Inc. (“ISSM”) is a company incorporated in the state of Delaware and has its principal office at 1166 Avenue of the Americas, New York, New York 10036. ISSM has been as an investment adviser since 1992.

C-1

ANNEX D

Van Kampen Closed-End Funds

The 17 Funds included in the Proxy break down into 2 categories:

(1)	Funds which do not use leverage or use leverage via borrowing and the Adviser is only paid on the “net assets” of such Fund — this category includes VBF and Senior Loan Fund; and

(2)	Funds that use leverage and the Adviser is paid on the “managed assets” of such Funds — this category includes the remaining 15 Funds listed below. While over time the language used to describe managed assets has varied somewhat among the 15 Funds, the calculations of managed assets have been consistent across all 15 Funds and going forward the New Advisory Agreements seek to clarify and standardize the language across all of these 15 Funds. Managed assets are the total asset value of the Fund minus the sum of accrued liabilities other than the aggregate liquidation preference of any preferred shares and/or the aggregate amount of any borrowings for investment purposes (“Managed Assets”). This means that when preferred shares are utilized, the liquidation preference of the preferred shares is included in a Fund’s total assets; when tender option bonds are utilized, the cash that a Fund received from the special purpose trust’s sale of the short-term floating rate interest to a third party is included in a Fund’s total assets; and when any other form of borrowing is utilized, the proceeds from the borrowing are included in a Fund’s total assets. The amount of the actual advisory fee paid is not expected to vary as a result of the type of leverage utilized, rather it is expected to vary as a result of the total amount of leverage that a Fund uses. On certain Funds, the Adviser has agreed to and currently has in place a waiver of that portion of its advisory fee (as calculated based on managed assets described above) to the extent the leverage utilized by the Fund exceeds a level of leverage as agreed upon between the Adviser and the Fund’s Board. On certain Funds, the Adviser has agreed to and currently has in place a waiver of a portion of the advisory fee rate described in the contract (the advisory fee rate below is the contractual rate before any such waiver). Consistent with Invesco’s contractual limitation on net operating expense ratios of the Funds as discussed herein, it is not expected that the Fund’s Board or Invesco would seek to change the waivers previously imposed by the Board through at least June 30, 2012.

		Date of	Advisory Fees
	Date of	Most Recent	Paid during Most	Advisory Fee
Fund Name	Agreement	Shareholder Approval	Recent Fiscal Year	Rate of Compensation

Bond Fund	October 31, 1996	October 31, 1996	$812,604	..50% on first $150 million of net assets .45% on next $100 million of net assets .40% on next $100 million of net assets .35% over $350 million of net assets
Senior Loan Fund	May 31, 1997	May 31, 1997	$9,194,413	..900% on first $500 million of net assets .850% on next $1 billion of net assets .825% on next $1 billion of net assets .800% on next $500 million of net assets .775% on net assets over $3 billion
High Income Trust II	May 31, 1997	May 31, 1997	$555,212	.700% on managed assets
Municipal Trust	May 31, 1997	May 31, 1997	$4,190,567	.55% on managed assets
Ohio Quality Municipal Trust	May 31, 1997	May 31, 1997	$696,611	.55% on managed assets
Trust for Insured Municipals	May 31, 1997	May 31, 1997	$1,103,338	.60% on managed assets
Trust for Investment Grade Municipals	May 31, 1997	May 31, 1997	$6,437,867	.55% on managed assets
Trust for Investment Grade New York Municipals	May 31, 1997	May 31, 1997	$1,824,646	.55% on managed assets
Trust for Investment Grade New Jersey Municipals	May 31, 1997	May 31, 1997	$820,068	.55% on managed assets
Massachusetts Value Municipal Income Trust	May 31, 1997	May 31, 1997	$297,982	.55% on managed assets
California Value Municipal Income Trust	May 31, 1997	May 31, 1997	$2,339,929	.55% on managed assets
Pennsylvania Value Municipal Income Trust	May 31, 1997	May 31, 1997	$2,790,215	.55% on managed assets

		Date of	Advisory Fees
	Date of	Most Recent	Paid during Most	Advisory Fee
Fund Name	Agreement	Shareholder Approval	Recent Fiscal Year	Rate of Compensation

Municipal Opportunity Trust	May 31, 1997	May 31, 1997	$3,964,321	.55% on managed assets
Advantage Municipal Income Trust II	May 31, 1997	May 31, 1997	$4,731,405	.55% on managed assets
Select Sector Municipal Trust	May 31, 1997	May 31, 1997	$1,539,756	.55% on managed assets
Senior Income Trust	April 22, 1998	April 22, 1998	$11,230,524	.85% on managed assets
Dynamic Credit Opportunities Fund	June 26, 2007	June 26, 2007	$14,324,580	1.25% on managed assets

ANNEX E

           [FUNDS/TRUST]

MASTER INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made this      day of          , 2010, by and between           [Fund/Trust], a [Delaware business/Pennsylvania] trust (the “Trust”), and Invesco Advisers, Inc., a Delaware corporation (the “Advisor”).

RECITALS

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company;

WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment advisor and engages in the business of acting as an investment advisor;

WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Trust upon the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Advisory Services. The Advisor shall act as investment advisor for the Trust and shall, in such capacity, supervise all aspects of the Trust’s operations, including the investment and reinvestment of cash, securities or other properties comprising the Trust’s assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

(a) supervise all aspects of the operations of the Trust;

(b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Trust, and whether concerning the individual issuers whose securities are included in the assets of the Trust or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Trust’s assets;

(c) determine which issuers and securities shall be represented in the Trust’s investment portfolios and regularly report thereon to the Board of Trustees;

(d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

(e) take, on behalf of the Trust, all actions which appear to the Trust necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Trust.

3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of the Trust: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the “Agent”) in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor’s instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

As compensation for such services provided by the Advisor in connection with securities lending activities, the Trust shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Trust from such activities.

4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission (“SEC”), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

(a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

(b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

(c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

(d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

(e) any other applicable provisions of state, federal or foreign law.

8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Trust, broker-dealer selection, and negotiation of brokerage commission rates.

(a) The Advisor’s primary consideration in effecting a security transaction will be to obtain the best execution.

(b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Trust on a continuing basis. Accordingly, the price to the Trust in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

(c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Trust to such brokers and dealers who also provide research or statistical material, or other services to the Trust, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

(d) With respect to the Trust, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Trust, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

(e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Trust are affiliated.

9. Compensation. The compensation that the Trust shall pay the Advisor is set forth in Appendix A attached hereto.

10. Expenses of the Trust. All of the ordinary business expenses incurred in the operations of the Trust and the offering of its shares shall be borne by the Trust unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Trust’s shareholders.

11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Trust.

12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

13. Effective Date, Term and Approval. This Agreement shall become effective with respect to the Trust, if approved by the shareholders of the Trust, on the date indicated above. If so approved, this Agreement shall thereafter continue in force and effect until two years after the date indicated above, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

(a) (i) by the Board of Trustees or (ii) by the vote of “a majority of the outstanding voting securities” of the Trust (as defined in Section 2(a)(42) of the 1940 Act); and

(b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

14. Termination. This Agreement may be terminated as to the Trust at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust, or by the Advisor, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

16. Liability of Advisor and Trust. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

20. License Agreement. The Trust shall have the non-exclusive right to use the name “Invesco” to designate any current or future series of shares only so long as Invesco Advisers, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

[Fund/Trust]
Attest:

By:
Assistant Secretary	President

(SEAL)

Attest:	Invesco Advisers, Inc.

By:
Assistant Secretary	President

(SEAL)

APPENDIX A

COMPENSATION TO THE ADVISOR

The Trust shall pay the Advisor, out of its assets, as full compensation for all services rendered, an advisory fee for the Trust set forth below. Such fee shall be calculated by applying the following annual rates to the average daily managed assets of the Trust for the calendar year.

MASTER INTERGROUP SUB-ADVISORY CONTRACT

This contract is made as of          , 200   by and among Invesco Advisors, Inc. (the “Adviser”) and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Inc., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”).

WHEREAS:

A) The Adviser has entered into an investment advisory agreement with — [Fund/Trust] (the “Trust”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

B) The Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with the Adviser;

C) Each Sub-Adviser represents that it is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”) as an investment adviser, or will be so registered prior to providing any services to the Trust under this Contract, and engages in the business of acting as an investment adviser; and

D) The Sub-Advisers and their affiliates have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations on the economies of various countries and securities of issuers located in such countries or on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Adviser hereby appoints each Sub-Adviser as a sub-adviser of the Trust for the period and on the terms set forth herein. Each Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser. Subject to paragraph 7 below, the Adviser may, in its discretion, appoint each Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Trust. The services and the portion of the investments of the Trust to be advised or managed by each Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Advisers. Each Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Trust related to research, statistical and investment activities.

(a) Investment Advice. If and to the extent requested by the Adviser, each Sub-Adviser shall provide investment advice to the Trust and the Adviser with respect to all or a portion of the investments of the Trust or with respect to various investment techniques, and in connection with such advice shall furnish the Trust and the Adviser with such factual information, research reports and investment recommendations as the Adviser may reasonably require.

(b) Order Execution. If and to the extent requested by the Adviser, each Sub-Adviser shall place orders for the purchase and sale of portfolio securities or other investments for the Trust. In so doing, each Sub-Adviser agrees that it shall comply with paragraph 3 below.

(c) Discretionary Investment Management. If and to the extent requested by the Adviser, each Sub-Adviser shall, subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, manage all or a portion of the investments of the Trust in accordance with the investment objectives, policies and limitations provided in the Trust’s Registration Statement and such other limitations as the Trust or the Adviser may impose with respect to the Trust by notice to the applicable Sub-Adviser(s) and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of the Trust under its management, each Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Trust with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Trust, including but not limited to managing the Trust’s cash and cash equivalents and lending securities on behalf of the Trust. In selecting brokers or dealers to execute trades for the Trust, each Sub-Adviser will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of each Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Board.

3. Broker-Dealer Relationships. Each Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Trust or provide the Trust, the Adviser’s other clients, or a Sub-Adviser’s other clients with research, analysis, advice and similar services. Each Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Sub-Adviser to the Trust and their other clients and that the total commissions or spreads paid by the Trust will be reasonable in relation to the benefits to the Trust over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Trust and one or more other accounts advised by such Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

4. Books and Records. Each Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Trust, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. Each Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

5. Further Duties.

(a) In all matters relating to the performance of this Contract, each Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Adviser and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

(b) Each Sub-Adviser shall maintain compliance procedures for the Trust that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) and the investment objective(s) and policies as stated in the Trust’s prospectus and statement of additional information. Each Sub-Adviser at its expense will provide the Adviser or the Trust’s Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, each Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser’s compliance policies and procedures that pertain to the Trust.

(c) Each Sub-Adviser at its expense will make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Trust and to consult with the Board and the Adviser regarding the Trust’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. Each Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Adviser and the Trust.

(d) Each Sub-Adviser will assist in the fair valuation of portfolio securities held by the Trust. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or the Trust’s administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, each Sub-Adviser will assist the Trust and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Trust at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of the Trust’s net asset value per share.

(e) Each Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisers Act and has provided the Adviser and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, each Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser’s last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser’s code of ethics are reasonably designed to prevent “access persons” from violating the code of ethics.

(f) Upon request of the Adviser, each Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, each Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Adviser, on behalf of the Trust, deems are reasonably necessary.

(g) Unless otherwise directed by the Adviser or the Board, each Sub-Adviser will vote all proxies received in accordance with the Adviser’s proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Board, the Sub-Adviser’s proxy voting policy. Each Sub-Adviser shall maintain and shall forward to the Trust or its designated agent such proxy voting information as is necessary for the Trust to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

(h) Each Sub-Adviser shall provide the Trust’s custodian on each business day with information relating to all transactions concerning the assets of the Trust and shall provide the Adviser with such information upon request of the Adviser.

6. Services Not Exclusive. The services furnished by each Sub-Adviser hereunder are not to be deemed exclusive and such Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of a Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

7. Use of Subsidiaries and Affiliates. Each Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Trust pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Trust pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, including each of the other Sub-Advisers, as such Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Trustees who are not parties to this Contract or “interested persons” (as defined in the 1940 Act) of a party to this Contract, other than as Board members (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of that Trust’s outstanding voting securities.

8. Compensation.

(a) The only fees payable to the Sub-Advisers under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Adviser will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) the fraction equal to the net assets of the Trust as to which the Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of the Trust for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisers under this Contract exceed 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any.

(b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

(c) If a Sub-Adviser provides the services under paragraph 2(c) above to the Trust for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.

9. Fee Waivers and Expense Limitations. If, for any fiscal year of the Trust, the amount of the advisory fee which such Trust would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable to each Sub-Adviser pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Adviser reimburses the Trust as a result of such expense limitations, such Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the fee payable to each Sub-Adviser pursuant to paragraph 8 above bears to the advisory fee under this Contract.

10. Limitation of Liability of Sub-Adviser and Indemnification. No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Adviser in the performance by such Sub-Adviser of its duties or from reckless disregard by such Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting with respect to any business of the Trust, to be rendering such service to or acting solely for the the Trust and not as an officer, partner, employee, or agent or one under the control or direction of such Sub-Adviser even though paid by it.

11. Duration and Termination.

(a) This Contract shall become effective with respect to each Sub-Adviser upon the later of the date hereabove written and the date that such Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, if a Sub-Adviser is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to the Trust unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trust’s outstanding voting securities, when required by the 1940 Act.

(b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until two years after its effective date determined in 11(a). Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

(c) Notwithstanding the foregoing, with respect to the Trust or any Sub-Adviser(s), this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Trust on sixty days’ written notice to such Sub-Adviser(s); or (ii) by the Adviser on sixty days’ written notice to such Sub-Adviser(s); or (iii) by a Sub-Adviser on sixty days’ written notice to the Trust. Should this Contract be terminated with respect to a Sub-Adviser, the Adviser shall assume the duties and responsibilities of such Sub-Adviser unless and until the Adviser appoints another Sub-Adviser to perform such duties and responsibilities. Termination of this Contract with respect to one Sub-Adviser(s) shall not affect the continued effectiveness of this Contract with respect to any remaining Sub-Adviser(s). This Contract will automatically terminate in the event of its assignment.

12. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Trust’s outstanding voting securities.

13. Notices. Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Until further notice to the other party, it is agreed that the address of each Sub-Adviser shall be set forth in Exhibit B attached hereto.

14. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

15. Multiple Sub-Advisory Agreements. This Contract has been signed by multiple parties; namely the Adviser, on one hand, and each Sub-Adviser, on the other. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate sub-advisory agreement between the Adviser and each Sub-Adviser with respect to the Trust, as if the Adviser and such Sub-Adviser had executed a separate sub-advisory agreement naming such Sub-Adviser as a sub-adviser to the Trust. With respect to any one Sub-Adviser, (i) references in this Contract to “a Sub-Adviser” or to “each Sub-Adviser” shall be deemed to refer only to such Sub-Adviser, and (ii) the term “this Contract” shall be construed according to the foregoing provisions.

16. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

EXHIBIT A

Funds

ANNEX F

SUB-ADVISORY AGREEMENT

AGREEMENT made this      day of          , 2010, by and between Invesco Advisers, Inc., a Delaware corporation (the “Adviser”), and Avenue Europe International Management, L.P., a Delaware limited partnership (the “Sub-Adviser”).

WHEREAS, the Adviser serves as investment adviser of the Van Kampen Dynamic Credit Opportunities Fund (the “Fund”), a closed-end registered management investment company registered under the Investment Company Act of 1940, as amended ( the “1940 Act”), pursuant to an investment advisory agreement dated          , 2010, as amended from time to time (the “Advisory Agreement”); and

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment sub-adviser to assist the Adviser in performing investment advisory services for the Fund; and

WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of rendering investment advisory services in connection with investments in European issuers and Euro-denominated issues to private investment funds and other institutional clients and desires to provide such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Sub-Adviser. The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of a portion of the assets of the Fund, subject to the control and direction of the Adviser and the Fund’s Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser or the Fund in any way. In such respect, and only for this limited purpose, the Sub-Adviser shall act as the Adviser’s and the Fund’s agent and attorney-in-fact.

Copies of the Fund’s Registration Statement (the “Registration Statement”), and the Fund’s Declaration of Trust and Bylaws (collectively, the “Charter Documents”), each as currently in effect, have been delivered to the Sub-Adviser. The Adviser agrees, on an ongoing basis, to notify the Sub-Adviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Fund no less than sixty (60) days before it is expected to become effective and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and

Exchange Commission (“SEC”) and amendments to the Charter Documents. The Adviser will promptly provide the Sub- Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Fund’s Board of Trustees and agrees to promptly provide the Sub-Adviser copies of all amendments thereto. The Adviser will not make any changes to procedures impacting the Sub-Adviser or the assets it is responsible for managing, without prior consultation with, and consent of the Sub-Adviser, to such changes. Notwithstanding anything to the contrary in this paragraph, any change that is required by law or initiated by the Trustees shall not require prior consultation or consent of the Sub-Adviser but the Adviser shall use its best efforts to give the Sub-Adviser as much advance notice as possible.

The Adviser shall provide the Sub-Adviser with a list of all the broker affiliates of the Adviser. The Adviser shall be responsible for keeping the list of its broker affiliates current and promptly notifying the Sub-Adviser of any additions, deletions or modifications. The Adviser shall provide the Sub-Adviser with copies of the Fund’s policies and procedures applicable to the Sub-Adviser’s management of a portion of the Fund’s assets.

The Adviser shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement. The Adviser shall cooperate with the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts the Sub-Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

2. Obligations of and Services to be Provided by the Sub-Adviser. The Sub-Adviser undertakes to provide the following services and to assume the following obligations:

a. The Sub-Adviser shall have discretion to manage the investment and reinvestment of a portion of the assets of the Fund, all without prior consultation with the Adviser, subject to and in accordance with the Avenue-Credit Thresholds (attached hereto as Appendix A), the investment objectives and policies of the Fund set forth in the Fund’s Registration Statement, the Charter Documents and written compliance policies and procedures provided by the Adviser, as such documents may be amended from time to time. The Sub-Adviser shall manage the Fund in compliance with any additional written instructions which the Adviser or the Fund’s Board of Trustees may issue from time-to-time in accordance with Clause 1 above. In pursuance of the foregoing, the Sub-Adviser shall make all investment determinations with respect to the portion of the Fund’s assets under its management, including the purchase and sale of portfolio securities and other financial instruments and shall take such actions and enter into all agreements with broker-dealers and other counterparties as necessary to implement the same.

b. To the extent provided in the Fund’s Registration Statement, as such Registration Statement may be amended from time to time, the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select including affiliates of the Adviser and Sub-Adviser subject to its duty of best execution and the Fund’s policies and procedures as provided in writing to the Sub-Adviser by the Adviser. The Sub-Adviser may rely on the safeguards set forth in Section 28(e) of the Securities Exchange Act of 1934.

c. The Sub-Adviser will keep the Fund and the Adviser promptly informed of developments relating to its duties as sub-adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the management of the Fund, including but not limited to any changes in the senior investment personnel assigned to the Fund’s account. In this regard, the Sub-Adviser will provide the Fund, the Adviser, and their respective officers with such periodic reports as the Fund and the Adviser may from time to time reasonably request. Additionally, prior to each quarterly Board meeting, the Sub-Adviser will provide the Adviser and the Board with reports regarding the Sub-Adviser’s management of its portion of the Fund’s assets during the most recently completed quarter, which report will include written certifications that the Sub-Adviser’s management of the Fund’s assets is in compliance with the Fund’s investment objectives and policies as listed in the Fund’s Registration Statement and with the policies, procedures and restrictions that the Adviser has provided in writing to the Sub-Adviser and which the Sub-Adviser has accepted. The Sub-Adviser also will certify quarterly to the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1 under the 1940 Act) have, with respect to the Fund, complied materially with the requirements of the Sub-Adviser’s Code of Ethics adopted under Rule 17j-1 during the previous quarter or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future. Annually, the Sub-Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Sub-Adviser’s Code of Ethics and compliance program, respectively, to the Fund and the Adviser. Upon written request of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Sub-Adviser will permit representatives of the Fund or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics. The Sub-Adviser will notify and forward promptly to the Fund and the Adviser any communications or information it may receive with respect to claims against or involving the Fund or corporate actions relating to the Fund. The Sub-Adviser will not be responsible for voting any of the Fund’s proxies. The

Sub-Adviser will provide the Fund with any research or information in connection with proxy voting as may be necessary upon request.

d. The Sub-Adviser shall create and maintain all necessary records in accordance with the Advisers Act and the rules thereunder and , to the extent such records are necessary or appropriate to record transactions with or for the Fund, shall maintain such records for the time period specified in Rule 31a-2(e) under the 1940 Act. In addition, in connection with the placement of orders for the execution of the portfolio transactions of the Fund, the Sub-Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Sub-Adviser on behalf of the Fund as required by Rules 31(a)-1(b)(5), (6), (7), (10), (11), (12) and (13) under the 1940 Act for the period specified by Rule 31a-2(2) under the 1940 Act, as well as the additional records specified in Rules 31a-2(2), (3) and (6) under the 1940 Act for the periods specified therein. Any micrographic or electronic records shall be maintained in the manner specified in Rule 31a-2(f) under the 1940 Act. All such records shall be the property of the Fund and shall be available for inspection and use by the SEC, the Fund, the Adviser or any person retained by the Fund at all reasonable times.

e. The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Adviser or the Fund, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Fund; and (c) custodian fees and expenses.

f. The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F in connection with securities held by the Fund. The Sub-Advisor shall not be responsible for filing Schedule 13G and Form 13F with respect to any securities held by the Fund that are not managed by the Sub-Adviser. The Sub-Adviser shall not be responsible for the preparation or filing of any reports required of the Fund by any governmental or regulatory agency, except as expressly agreed to in writing.

3. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a fee at the annual rate of the value of the Fund’s average daily managed assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable but not more than 5 business days after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund’s managed assets shall be computed at the times and in the manner specified in the Fund’s Registration Statement.

4. Activities of the Sub-Adviser. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities. In addition, the portfolio performance for the portion of the Fund’s assets managed by the Sub-Adviser may be referenced by the Sub-Adviser as part of any composite information.

5. Use of Names.

a. The Sub-Adviser shall not use the name of the Fund, the Adviser or any of their affiliates in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Adviser. The Adviser, however, hereby approves all uses of its or the Fund’s name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission.

b. The Adviser and the Fund shall not use the name or logo of the Sub-Adviser or any of its affiliates in any material relating to the Adviser or the Fund in any manner not approved prior thereto by the Sub-Adviser. The Sub-Adviser, however, hereby approves all uses of its name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission.

6. Liability and Indemnification.

a. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder, on the part of the Sub-Adviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser), the Sub-Adviser shall not be subject to liability to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates. Except for such disabling conduct, the Adviser shall indemnify the Sub-Adviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) (collectively, the “Indemnified Parties”) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Sub-Adviser’s providing services under this Agreement or the sale of securities of the Fund.

b. The Sub-Adviser agrees to indemnify and hold harmless the Fund, the Adviser and their affiliates and each of their officers, directors, trustees, agents, employees and each person who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act of 1933 (the

“1933 Act”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Fund, the Adviser or their affiliates or such officers, directors, trustees, agents, employees or controlling persons may become subject under the 1933 Act, under other statutes, at common law or otherwise, which are caused by the Sub-Adviser’s disabling conduct or any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading. In no case is the Sub-Adviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations or duties under this Agreement.

c. The Sub-Adviser shall not be liable to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Fund or its shareholders for (i) any acts of the Adviser or any other sub-adviser to the Fund with respect to the portion of the assets of the Fund not managed by the Sub-Adviser; and (ii) acts of the Sub-Adviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser or any other sub-adviser to the Fund, which records are not also maintained by the Sub-Adviser. The Adviser and Sub-Adviser each agree that the Sub-Adviser shall manage the portion of the assets of the Fund allocated to it and shall comply with Section 2 of this Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to the Fund) only with respect to the portion of assets of the Fund allocated to the Sub-Adviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Fund and any other sub-adviser with respect to the portion of the Fund’s assets not allocated to the Sub-Adviser.

7. Limitation of Fund’s Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in the Fund’s Charter Documents. The Sub-Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Fund officer, employee or agent of the Fund (other than the Adviser).

8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until          , 2012 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Fund is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Fund’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Fund at any time, without payment of any penalty, by the Fund’s Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 60 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement between the Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act. The Adviser and the Sub-Adviser agree that each will use its best efforts to provide the other party to this Agreement with advance notice of such termination or assignment. This Agreement may be amended at any time by the Sub-Adviser and the Adviser, subject to approval by the Fund’s Board of Trustees and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Fund’s outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule, regulation or government or regulatory body unless such information otherwise becomes generally available to the public.

10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Custodian. The Fund’s assets shall be maintained in the custody of its custodian. Any assets added to the Fund shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Fund’s assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law.

12. Information. The Adviser hereby acknowledges that it and the Trustees of the Fund have been provided with all information necessary in connection with the services to be provided by the Sub-Adviser hereunder, including a copy of Part II of the Sub-Adviser’s Form ADV at least 48 hours prior to the Adviser’s execution of this Agreement, and any other information that the Adviser or the Trustees deem necessary.

13. Notice Upon Change in Partners of the Sub-Adviser. The Sub-Adviser is a limited partnership. Its general partner is Avenue Europe International Management GenPar, LLC and its limited partner is Avenue GL Europe, LLC. The Sub-Adviser will notify the Adviser of any change in the general partner or any withdrawal or addition of a limited partner who owns 5% or more of the partnership within a reasonable time after such change.

14. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Sub-Adviser:	AVENUE EUROPE INTERNATIONAL MANAGEMENT, L.P. 535 Madison Avenue, 15th Floor New York, NY 10022 Attention: Sonia Gardner
Adviser:	INVESCO ADVISERS, INC. 1555 Peachtree Street, N.E. Atlanta, GA 30309

15. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act, provided that in the event of any inconsistency, the 1940 Act shall supersede. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

INVESCO ADVISERS, INC.

BY:

AVENUE EUROPE INTERNATIONAL MANAGEMENT, L.P.

BY:	Avenue Europe International Management GenPar, LLC, its general partner

BY:
Sonia Gardner, Member

SCHEDULE A

For the services provided by the Sub-Adviser to the Van Kampen Dynamic Credit Opportunities Fund, pursuant to the attached Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser a fee equal to (i) 40% of the compensation received from the Fund by the Adviser, less (ii) $200,000 per annum. The $200,000, which represents costs and out-of-pocket expenses incurred by the Adviser related to the Fund, including, among other things, preparation and provision of informational pieces (including webcasts and public conference calls), preparation of shareholder reports, and communications with research analysts, will be prorated and paid monthly. For purposes of the first sentence, the compensation paid by the Fund to the Adviser is currently equal to 1.25% of the average daily managed assets of the Fund. Managed assets shall mean the average daily gross asset value of the Fund minus the sum of accrued liabilities other than any proceeds from the issuance of preferred shares and/or the aggregate amount of any borrowings for investment purposes.

APPENDIX A

ANNEX G

The name, address and principal occupation of the principal executive officer and directors of the Adviser, Avenue Europe, Invesco and Invesco Sub-Advisers are set forth in the following tables.

The Adviser
Name and Address	Principal Occupation

Edward C Wood

Avenue Europe
Name and Address	Principal Occupation

Invesco
Name and Address	Principal Occupation

Invesco Sub-Advisers
Name and Address	Principal Occupation

G-1

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC.
VKCL 10

☒	PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE
FORM OF PROXY
VAN KAMPEN XXXXX TRUST
JOINT SPECIAL MEETING OF SHAREHOLDERS

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of Common Shares of VAN KAMPEN XXXXX TRUST, a XXXXX business trust (the “Fund”), hereby appoints XXXXX, XXXXX and XXXXX and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., [          ], on Wednesday, [          ], 2010 at 10:00 a.m., and any and all adjournments thereof (the “Meeting”), and thereat to vote all XXXXX Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein.

1.	For each Fund, to approve a new investment advisory agreement.	FOR ☐	AGAINST ☐

2.	For Van Kampen Dynamic Credit Opportunities Fund, to approve a new investment subadvisory agreement.

3.	To transact such other business as may properly come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders to be held on [          ]. The following material is available at https://www.proxy-direct.com/vkl20185:

Proxy Statement

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this Proxy will be voted “FOR” the proposals described herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Joint Proxy Statement for the Meeting to be held on [          ], 2010.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

HAS YOUR ADDRESS CHANGED?		Date
Shareholder signature

Date
Co-owner signature (if applicable)

Mark box at right if an address change has been noted on the reverse side of this card. ☐

Please sign this Proxy exactly as your name or names appear on the books of the Fund. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If common shares are held jointly, each holder should sign.